UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 24, 2006

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     0-17072                  11-2844247
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
    of Incorporation)              File Number)         Identification Number)


   100 Sweeneydale Avenue, Bayshore, New York                    11706
    (Address of Principal Executive Offices)                   (Zip Code)

                                 (631) 434-1300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 24, 2006, Arthur J. Wasserspring was appointed to the position of Chief Financial Officer of Windswept Environmental Group, Inc. (the "Company").

     Prior to his position with the Company, from May 2002 through February 2006, Mr. Wasserspring served as the Controller, acting as principal financial officer, of The Weeks-Lerman Group LLC, a wholesale distributor of office supplies. From December 2000 through May 2002, Mr. Wasserspring served as an independent consultant and provided chief financial officer services to various clients, including SEC reporting companies, in the New York City metropolitan area. From June 1994 through December 2000, Mr. Wasserspring served as Vice President of Finance of Worksafe Industries, Inc., an SEC reporting company engaged in the manufacture and distribution of safety protective apparel.

     Mr. Wasserspring is a licensed CPA in the State of New York and received a BS in Accounting from Miami University (Ohio).

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                       By:   /s/Michael O'Reilly
                                           --------------------------------
                                           Michael O'Reilly
                                           President and Chief Executive Officer

Date:   May 26, 2006


                                       3